THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A "U.S. PERSON" (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THE TRANSFER OF THESE SECURITIES IS PROHIBITED EXCEPT (I) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES), PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED; (II) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED; OR (III) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED.

SUBSCRIPTION AGREEMENT
OF
DOUGLAS LAKE MINERALS INC. (the "Company")

INSTRUCTIONS

Conditions:

1. Subscriber must acquire the Shares as principal.

2. Subscriber must meet one of the conditions set out in paragraphs 2(a) OR 2(b) below:

(a) Subscriber is one of the following:

(i) a director, officer, employee, founder or control person of the Company;

(ii) a spouse, parent, grandparent, brother, sister or child of a director, senior officer, founder or control person of the Company;

(iii) a parent, grandparent, brother, sister or child of the spouse of a director, senior officer, founder or control person of the Company;

(iv) a close personal friend of a director, senior officer, founder or control person of the Company and has known the director, senior officer, founder or control person for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of the said person;

(v) a close business associate of a director, senior officer, founder or control person of the Company and has had sufficient prior business dealings with the director, senior officer, founder or control person to be in a position to assess the capabilities and trustworthiness of the said person;

(vi) a current holder of common shares of the Company;

(vii) a person or company of which a majority of the voting shares are beneficially owned by, or a majority of the directors are, persons or companies described in paragraphs 2(a)(i) to 2(a)(vi) above; or

(viii) a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in paragraphs 2(a)(i) to 2(a)(vi) above; or

(ix) a person or company that is not the public.

(b) Subscriber is an "accredited investor". An "accredited investor" includes one of the following.

(i) an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year; or

(ii) an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000; or

(iii) a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors; or

(iv) a person or company, other than a mutual fund or non-redeemable investment fund, that, either alone or with a spouse, has net assets of at least $5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements; or

(v) for additional descriptions of the definition of "accredited investor" see MI 45-103 (as defined below).

To subscribe for Securities of the Company all Subscribers must:

1. Complete pages 3 to 4 of the Subscription Agreement, with

the Number of Securities subscribed;

the Total Purchase Price being paid;

city, province and date of signing the Agreement;

Name and Signature of Subscriber;

Address of Subscriber;

Details of Beneficial Purchaser if not same as Subscriber;

Registration Instructions – of the Securities;

Delivery Instructions – where and how the share certificates for the Securities will be delivered; and

Present Ownership of Securities – if applicable.

2. From pages 12 to 14, initial beside the paragraph that describes the prospectus exemption that is available to you.

3. Provide a certified cheque or bank draft for the total purchase price of the Securities made payable to Douglas Lake Minerals Inc.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A "U.S. PERSON" (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THE TRANSFER OF THESE SECURITIES IS PROHIBITED EXCEPT (I) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES), PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED; (II) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED; OR (III) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED.

SUBSCRIPTION AGREEMENT

To: Douglas Lake Minerals Inc. (the "Company")
7425 Arbutus Street
Vancouver, BC V6P 5T2

The undersigned (the "Subscriber") hereby tenders to the Company this subscription offer which, upon acceptance by the Company, will constitute an agreement of the Subscriber to subscribe for, take up, purchase and pay for and, on the part of the Company, to issue and sell to the Subscriber, the number of common shares (the "Securities" or "Shares") in the capital of the Company, at the price set out below and on the terms and subject to the conditions set out in Schedule "A" of this Agreement.

Number of Shares:	______________________
Price per Share:	US$0.30
Total Purchase Price:	US$______________
Make cheques and bank drafts payable to:	Douglas Lake Minerals Inc.

DATED at City of ______________, Province of ___________, this ____ day of ________, 2005.

Name and Signature of Subscriber

Individual Subscriber	**Corporate Subscriber**
______________________ (Print Name of Individual Subscriber)	______________________ (Print Name of Corporate Subscriber)
______________________ (Signature of Individual Subscriber)	______________________ (Signature of Authorized Signatory)
	______________________ (Print Name and Official Capacity or Title of Signatory)

Address of Subscriber

______________________ Address of Subscriber	______________________ (Telephone Number)
______________________ City, Province, Postal Code	______________________ (Facsimile Number)
	______________________ (Email address)

Details of Beneficial Purchaser if not same as Subscriber:

(Print Name of Beneficial Purchaser)	(Telephone Number)
Address of Beneficial Purchaser	(Facsimile Number)
City, Province, Postal Code	(Email address)

(if space is inadequate, please attach a schedule containing the necessary information)

Registration Instructions

The Securities should be registered as follows [(1)]:

____
Name

____
Account reference, if applicable

____
Address

____
City, Province, Postal Code

____
Telephone Number

____
Facsimile Number

Present Ownership of Securities

[initial one]

______ Sole beneficial ownership.

______ Joint tenants with right of survivorship. (Both parties must sign)

______ Tenants in common. (Both parties must sign)

______ Trust. (Include name of trust and name of trustee)

______ Husband and wife as community property. (Community property states only)

______ Other. (Indicate): ____________
____

Note (1): If Registration Instructions is not completed, the Securities will be registered in the name as printed on the signature clause on page 3.

Delivery Instructions

Certificates representing the Securities should be delivered as follows [(2)]:

______ mail to address set out in Registration Instructions

______ keep with the Company's records book

______ mail to Subscriber's address as set out on page 3

______ will be picked up by Subscriber

______ others (provide instructions here): ______________________
____

Note (2): If Delivery Instructions is not completed, the share certificates representing the Securities will be kept with the Company's records book.

This subscription is accepted by Douglas Lake Minerals Inc. on the __________ day of _________, 2005.

DOUGLAS LAKE MINERALS INC.

per: ________________________________
Authorized Signatory

Schedule "A"

1. INTERPRETATION

1.1 Definitions. In this Agreement, unless the context otherwise requires:

(a) "1933 Act" means the United States Securities Act of 1933, as amended;

(b) "Agreement" means this Subscription Agreement, as the same may from time to time be supplemented or amended and in effect;

(c) "Alberta Securities Act" means the Securities Act (Alberta), the regulations and rules made thereunder and all policy statements, blanket orders, notices, directions and rulings issued by the Alberta Securities Commission, all as amended;

(d) "BC Securities Act" means the Securities Act (British Columbia), the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued by the British Columbia Securities Commission, all as amended;

(e) "Closing" means the completion of the sale of Securities to the Subscriber on the Closing Date;

(f) "Closing Date" means the date the Securities are issued to the Subscriber;

(g) "Directed Selling Efforts" has the meaning ascribed to it in Regulation S;

(h) "Exchange Act" means the Securities Exchange Act of 1934, as amended;

(i) "MI 45-103" means Multilateral Instrument 45-103 "Capital Raising Exemptions" published by the Canadian Securities Administrators;

(j) "Parties" or "Party" means the Subscriber, the Company or both, as the context requires;

(k) "Regulation S" means Regulation S promulgated under the 1933 Act;

(l) "Securities" or "Shares" means the previously unissued common shares in the capital of the Company, which the Subscriber has agreed to purchase under this Agreement; and

(m) "United States" has that meaning ascribed to it in Regulation S; and

(n) "U.S. Person" has that meaning ascribed to it in Regulation S.

1.2 Time of Essence. Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the *Interpretation Act* (British Columbia).

1.3 Number and Gender. All references to any party to this Agreement shall be read with any changes in number and gender that the context or reference to the parties may require.

1.4 Headings. The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

1.5 Currency. All references to currency refer to U.S. dollars.

1.6 Governing Law. This Agreement is governed by, subject to and interpreted in accordance with the laws prevailing in the Province of British Columbia and the federal laws of Canada applicable therein, and the courts of the Province of British Columbia will have the exclusive jurisdiction over any dispute arising in connection with this Agreement.

2. CLOSING

2.1 Closing. The Closing will take place upon receipt of the subscription proceeds by the Company, acceptance of this subscription and Agreement by the Company, and when the Company issues share certificates representing the Shares.

2.2 Subscriber's Deliveries. Upon execution of this Agreement, the Subscriber will deliver to or as directed by the Company:

(a) this Agreement, duly completed, initialed and executed; and

(b) a certified cheque or bank draft for the total price of the Securities made payable to Douglas Lake Minerals Inc.

2.3 Company's Deliveries. At Closing, the Company will deliver according to the instructions set out under Delivery Instructions on page 4 the certificates representing the Securities as registered in the name of the Subscriber or its nominee as set out under Registration Instructions on page 4.

2.4 Limited Power. The Subscriber hereby irrevocably authorizes the Company, in its sole discretion to act as the Subscriber's representative at the Closing, to receive the certificates representing the Securities or Shares and to execute in its name and on its behalf all closing receipts and documents required.

3. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

3.1 Subscriber's Acknowledgements, Representations and Warranties. The Subscriber covenants with, and represents, warrants and acknowledges to the Company, as representations and warranties that are true as of the date of this Agreement and as of the Closing Date (which covenants, representations, warranties and acknowledgements shall survive the applicable Closing Date) that:

(a) Authorization. The Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if an individual is of full age of majority, and if the Subscriber is a corporation it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and all necessary approvals by its directors, shareholders and others have been given to authorize the execution of this Agreement on behalf of the Subscriber. This Agreement has been duly executed and delivered by the Subscriber and, upon acceptance by the Company, constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber.

(b) Ability to Complete. The entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a part or by which it is or may be bound.

(c) Subscription Irrevocable and Requires Company's Acceptance. The offer made by this subscription is irrevocable by the Subscriber and requires acceptance by the Company. The Company will have the right to accept this subscription offer in whole or in part and the acceptance of this subscription offer will be conditional upon the sale of the Securities to the Subscriber being exempt from the prospectus requirements of the relevant securities legislation.

(d) No Notice of Acceptance. The Subscriber waives the need for the Company to communicate its acceptance of the Subscriber's purchase of the Securities pursuant to this Agreement.

(e) Residency. The Subscriber is resident in the province or jurisdiction set out under Address of Subscriber on page 3 of this Agreement, which address is the ordinary residence or place of business of the Subscriber and such beneficial purchaser, if applicable, and, if the Subscriber is

a corporate entity, it was not created nor is it used solely for the purpose of acquiring the Securities.

(f) Deemed Statutory Underwriter. The Subscriber acknowledges that if the Subscriber acquires the Securities and resell them into the United States not in accordance with the provisions of the Regulation S, the Subscriber may be deemed a statutory underwriter under section 2(11) of the Securities Act of 1933.

(g) Not an Underwriter. The Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities.

(h) Investment Intent. The Subscriber is acquiring the Securities to be held for investment purposes only and not with a view to immediate resale or distribution and will not resell or otherwise transfer or dispose of the Securities except in accordance with the provisions of applicable Canadian securities laws and U.S. securities laws.

(i) Principal Purchaser. The Subscriber is purchasing the Securities as principal for investment and the Subscriber is purchasing the Securities for the Subscriber's own account and not on behalf of any other person, nor with a view to or for resale or other distribution of the Securities, and no other person, corporation, firm or other organization will have a beneficial interest in the Securities.

(j) Purchasing as Agent or Trustee. In the case of the purchase of Securities by the Subscriber as agent or trustee for any principal whose identity is disclosed or undisclosed or identified by account number only, the Subscriber has due and proper authority to act as agent or trustee for and on behalf of such beneficial purchaser in connection with the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by or on behalf of such principal, and, upon acceptance by the Company, will constitute a legal, valid and binding contract of the Subscriber and such principal, enforceable against the Subscriber and such principal in accordance with its terms.

(k) No Solicitations. There has been no solicitation, including by means of mail or telephone, for the subscription for the Securities and that it was at the request of the Subscriber that a representative of the Company discussed this investment. This subscription has not been solicited in any other manner contrary to the 1933 Act.

(l) Subscriber Responsible for Due Diligence Investigation. The Subscriber must rely upon the Subscriber's own examination of the Company, including the merits and risks involved in making an investment decision regarding the Securities and is able to bear the economic risk of loss of its investment.

(m) Absence of Offering Memorandum or Advertising. The Subscriber was not provided with, has not requested, and does not need to receive an offering memorandum or information statement as defined in applicable securities laws. The offer and sale of the Securities to the Subscriber were not made through or as a result of, and the distribution of the Securities is not being accompanied by any advertisement in printed media or printed public media, including articles, notices or other communication published in any newspaper, magazine or similar media, of general and regular paid circulation, radio or television or telecommunications or internet, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising, or any other form of advertisement, and, except for this Agreement.

(n) Availability of Information. The Company has made available to the Subscriber, or to the Subscriber's attorney, accountant or representative, all documents that the Subscriber has requested, and the Subscriber has requested all documents and other information that the Subscriber has deemed necessary to consider respecting an investment in the Company. The Company has provided answers to all questions concerning the investment in the Company.

The Subscriber has carefully considered and has, to the extent the Subscriber believes necessary, discussed with the Subscriber's professional legal, tax and financial advisers and the Subscriber's representative (if any) the suitability of an investment in the Company for the Subscriber's particular tax and financial situation. All information the Subscriber has provided to the Company concerning the Subscriber and the Subscriber's financial position is correct and complete as of the date this subscription is accepted by the Company, and if there should be any material adverse change in such information prior to the acceptance of this Agreement by the Company, the Subscriber will immediately provide such information to the Company.

(o) No Undisclosed Material Change. The Subscriber has no knowledge of a material fact or material change in the affairs of the Company that has not been generally disclosed to the public, save knowledge of this particular transaction.

(p) Decision to Enter into this Agreement. The decision of the Subscriber to enter into this Agreement and to purchase the Securities has not been made upon any verbal or written representation as to fact or otherwise made by or on behalf of the Company, other than as set forth in this Agreement.

(q) Fairness of Investment. No US federal or state agency or any other securities commission has made any finding or determination as to the fairness of this investment, or any recommendation or endorsement of the Securities.

(r) Investment is High Risk Speculation. The Subscriber acknowledges that a subscription for the Securities must be considered a high risk speculation and that no director, officer, member, agent or employee of the Company has made any representations with regard to the future value of the Securities or any assets to be acquired or work to be done pursuant to their participation in the Company.

(s) Investment in Not Readily Marketable Securities Not Disproportionate. The Subscriber's overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber's net worth. The Subscriber's investment in the Securities will not cause such overall commitment to become excessive.

(t) Adequate Net Worth. The Subscriber has adequate net worth and means of providing for the Subscriber's current needs and personal contingencies to sustain a complete loss of the investment in the Company at the time of investment, and the Subscriber has no need for liquidity in the investment in the Securities.

(u) Sophisticated Investor. The Subscriber has enough knowledge and experience in finance and business matters to evaluate the risks and merits of the investment, or be able to bear the investment's economic risk.

(v) Independent Legal Advice. The Subscriber represents and warrants to the Company and acknowledges and agrees that the Company urges the Subscriber and the Subscriber has had the opportunity to obtain independent legal, accounting, investment and tax advice prior to the execution and delivery of this Agreement and advancement of the subscription proceeds, and in the event that the Subscriber did not avail itself of that opportunity prior to signing this Agreement and advancement of the subscription proceeds, the Subscriber did so voluntarily and without any undue pressure or influence and agrees that any failure to obtain independent legal, accounting, investment or tax advice shall not be used as a defence to the enforcement of the Subscriber's obligations under this Agreement.

(w) Future Value of Securities. No person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase any of the Securities;

(ii) that any person will refund the purchase price of any of the Securities;

(iii) as to the future price or value of any of the Securities; or

(iv) that any of the Securities will be listed and posted for trading on a stock exchange or that an application has been made to list and post the any of the Securities for trading on a stock exchange.

(x) Not a Public Company. No public market exists for the Shares and the directors of the Company have made no representations as to whether the Company will ever become a reporting issuer, or whether it will ever be listed on a recognized stock exchange or over-the-counter market, or as to any date at which it may become a reporting issuer. A public offering of the Company's shares may be made when the directors determine that it will be in the best interests of the Company.

(y) Limited Remedies and Rights. No prospectus has been filed by the Company with any securities commissions or any similar regulatory authority in connection with the issuance of the Securities, such issuance is exempted from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered under the BC Securities Act, 1933 Act and Exchange Act and securities laws of the jurisdiction in which the Subscriber is resident and that:

(i) the Subscriber is restricted from using most of the civil remedies available under the said securities laws;

(ii) the Subscriber may not receive information that would otherwise be required to be provided to the Subscriber under the said securities laws; and

(iii) the Company is relieved from certain obligations that would otherwise apply under the said securities laws.

(z) No Regulatory Review of Securities. The Subscriber acknowledges that:

(i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(ii) there is no government or other insurance covering the Securities;

(iii) there are risks associated with the purchase of the Securities;

(iv) there are restrictions on the Subscriber's ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities; and

(v) the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under the BC Securities Act, 1933 Act and Exchange Act and, if the Subscriber is a resident of Alberta, the Alberta Securities Act, as a consequence of acquiring Securities pursuant to this exemption, certain protections, rights and remedies provided by the said securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber.

(aa) US Prospectus Exemption. The Subscriber acknowledges and agrees that the Company is relying on the exemption from securities registration afforded under Regulation S.

(bb) US Offshore Transaction. The Subscriber acknowledges and agrees that the offer was not made to the Subscriber when the Subscriber was in the United States and that:

(i) the Subscriber is not a U.S. Person;

(ii) the Securities are not being acquired directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States and the Subscriber does not have any agreement or understanding (either written or oral) with any U.S. Person or a person in the United States respecting:

(A) the transfer or assignment of any rights or interest in any of the Securities;

(B) the division of profits, losses, fees, commissions, or any financial stake in connection with this subscription; or

(C) the voting of the Securities.

(iii) the Subscriber will not engage in any Directed Selling Efforts in respect of the Securities;

(iv) the Subscriber agrees not the resell the Securities in the United States or to a U.S. Person during the distribution compliance period, which is one year from the Closing Date;

(v) the Subscriber acknowledges that there are restrictions on the resale of the Securities and agrees to comply with the securities laws of the United States and the securities laws of the residence of the Subscriber. The Subscriber agrees not to engage in hedging transactions with regard to the Securities prior to the expiration of the one-year distribution compliance period unless in compliance with the said Act;

(vi) the Subscriber acknowledges that the Company shall refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act; provided, however, that if the Securities are in bearer form or foreign law prevents the Company from refusing to register securities transfers, other reasonable procedures are implemented to prevent any transfer of the Securities not made in accordance with the provisions of Regulation S.

(cc) Non-U.S. Person. The Subscriber is not a U.S. person ("U.S. Person") as that term is defined in Regulation S. A "U.S. Person" is defined by Regulation S to be any person who is:

(i) any natural person resident in the United States;

(ii) any partnership or corporation organized or incorporated under the laws of the United States;

(iii) any estate of which any executor or administrator is a U.S. person;

(iv) any trust of which any trustee is a U.S. person;

(v) any agency or branch of a foreign entity located in the United States;

(vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(vii) any partnership or corporation if:

(A) organized or incorporated under the laws of any foreign jurisdiction; and

(B) formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors [as defined in Section 230.501(a) of the 1933 Act] who are not natural persons, estates or trusts.

(dd) Exemptions from Delivery of a Prospectus. By initialing the appropriate paragraph below, the Subscriber further represents and warrants to the Company (as representations and warranties that are true as of the date of this Agreement and as of the Closing Date (which representations and warranties shall survive the applicable Closing Date), that:

(i) Private Issuer Exemption. The Subscriber is purchasing the Securities as principal for its own account and not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Securities, no commission or finder's fee is paid to any director, officer, founder or control person of the Company or a non-arm's length party in connection with the issuance of the Securities, there are restrictions on the transfer of the Securities whereby any transfer of shares requires the approval of the board of directors of the Company, there are restrictions on the number of shareholders of the Company, and the Subscriber complies with one or more of the following:

(Initial)

_________ (A) the Subscriber is a director, officer, employee, founder or control person of the Company;

_________ (B) the Subscriber is a spouse, parent, grandparent, brother, sister or child of a director, senior officer, founder or control person of the Company;

_________ (C) the Subscriber is a parent, grandparent, brother, sister or child of the spouse of a director, senior officer, founder or control person of the Company;

_________ (D) the Subscriber is a close personal friend[1] of a director, senior officer, founder or control person of the Company and has known the director, senior officer, founder or control person for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of the said person;

_________ (E) the Subscriber is a close business associate[2] of a director, senior officer, founder or control person of the Company and has had sufficient prior business dealings with the director, senior officer, founder or control person to be in a position to assess the capabilities and trustworthiness of the said person;

_________ (F) the Subscriber is a current holder of common shares of the Company;

_________ (G) the Subscriber is a person or company of which a majority of the voting shares are beneficially owned by, or a majority of the directors are, persons or companies described in paragraphs 3.1(dd)(i)(A) to (F) above;

_________ (H) the Subscriber is a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in paragraphs 3.1(dd)(i)(A) to (F) above; or

_________ (I) the Subscriber is a person or company that is not the public.

(1) Note that the term **"close personal friend"** means an individual who has known the director, senior officer, founder or control person of the Company well enough and for a sufficient period of time to be in a position to assess the **capabilities and trustworthiness** of the director, senior officer, founder or control person. The term close personal friend can include family members not already listed in the exemption if the family member is in a position to assess the capabilities and trustworthiness of the director, senior officer, founder or control person.

An individual is not a close personal friend solely because the individual is a relative or a member of the same organization, association or religious group.

An individual is not a close personal friend solely because the individual is a client, customer or former client or customer of the Company. For example, an individual is not a close personal friend of the Company simply because the individual is a client or former client of the Company.

The relationship between the purchaser and the director, senior officer, founder or control person must be direct. For example, the exemption is not available for a close personal friend of a close personal friend of the director, senior officer, founder or control person.

(2) Note that the term **"close business associate"** means an individual who has had sufficient prior business dealings with the director, senior officer, founder or control person to be in a position to assess the **capabilities and trustworthiness** of the director, senior officer, founder or control person.

A casual business associate or a person introduced or solicited for the purpose of purchasing securities is not a close business associate.

An individual is not a close business associate solely because the individual is a client, customer or former client or customer of the Company. For example, an individual is not a close business associate of the Company solely because the individual is a client or former client of the Company.

The relationship between the purchaser and the director, senior officer, founder or control person must be direct. For example, the exemption is not available for a close business associate of a close business associate of a director, senior officer, founder or control person.

(ii) Accredited Investor Exemption. The Subscriber is purchasing the Securities as principal for its own account and not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Securities, is an "accredited investor" as defined in MI 45-103, and no commission or finder's fee is paid to a non-arm's length party in connection with the issuance of the Securities. Specifically, the Subscriber represents and warrants that the Subscriber qualifies under the following category or categories of "accredited investor" **(INVESTOR MUST INDICATE THE APPLICABLE CATEGORY OR CATEGORIES BY INITIALING EACH APPLICABLE SPACE BELOW; IF JOINT INVESTORS, BOTH PARTIES MUST INITIAL):**

(initial)

_________ (A) an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

_________ (B) an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year;

_________ (C) a person or company, other than a mutual fund or non-redeemable investment fund, that, either alone or with a spouse, has net assets of at least $5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements;

__________ (D) a trust company or trust corporation registered or authorized to carry on business under the *Trust and Loan Companies Act* (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully managed account;

__________ (E) a person or company trading as agent on behalf of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser;

__________ (F) a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors; or

__________ (G) the Subscriber is another type of "accredited investor" as that term is defined in MI 45-103, namely ____.

(ee) Additional Prospectus Exemptions for Non-Canadian Residents. If the Subscriber is resident outside of Canada, the Subscriber further represents and warrants to the Company (as representations and warranties that are true as of the date of this Agreement and as of the Closing Date (which representations and warranties shall survive the applicable Closing Date), that:

(i) the Subscriber is knowledgeable of, or has been independently advised as to the applicable securities laws of the securities regulatory authorities (the "Authorities") having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the acquisition of the Securities, if any;

(ii) the Subscriber is purchasing the Securities pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the Authorities in the International Jurisdiction without the need to rely on any exemption; and

(iii) the applicable securities laws of the Authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any nature whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities.

(ff) Securities Not Registered. The Subscriber acknowledges that the Securities have not been registered under any securities laws, including US federal or state securities laws. The Subscriber also understands that the Company is under no obligation and has no intention to register the Securities or to take any actions to make available exemptions from the registration requirements of state and federal securities laws, and that the Securities cannot be sold or otherwise distributed in the United States in the absence of an exemption from such registration requirements.

(gg) No Intention to Circumvent 1933 Act Registration Requirements. The current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act.

(hh) Resell Securities Pursuant to Regulations. The Subscriber agrees to resell the Securities only in accordance with:

(i) the provisions of Regulation S (Rule 901 through Rule 905, and Preliminary Notes), pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration in accordance with the provisions of the 1933 Act; and

(ii) the provisions of registration under the BC Securities Act or an available exemption from registration in accordance with the provisions of the BC Securities Act; and

(iii) the provisions of the applicable securities regulations of the residence of the Subscriber, or pursuant to an available exemption from registration in accordance with the provisions of the said applicable securities regulations.

(ii) <u>Hold Period May Never Expire</u>. The Subscriber acknowledges that since the Company is not a reporting issuer in any jurisdiction of Canada, the applicable hold period may never expire, and if no further statutory exemption may be relied upon and if a discretionary order is not obtained, this could result in the Subscriber having to hold the Securities for an indefinite period of time.

(jj) <u>Canada Resale Policies</u>. The Subscriber acknowledges that the Company is currently not a reporting issuer in any jurisdiction of Canada and the shares of the Company are not listed or quoted on any stock exchange and **may not be traded** by the Subscriber unless:

(i) a prospectus is filed with and a receipt for such prospectus is received from the applicable regulatory authorities; or

(ii) there is available to the Subscriber a statutory exemption as set out in the BC Securities Act and the securities regulations of the jurisdiction of residence of the Subscriber, or a discretionary order from the applicable regulatory authorities; or

(iii) the Company becomes a reporting issuer and the Subscriber has held the Securities for the period of time required by the regulatory authorities of the jurisdiction where the Company becomes a reporting issuer; AND

(iv) the Subscriber has complied with the applicable provincial and national securities regulations at the time of the trade; AND

(v) if the Subscriber is not a resident of Canada, the Subscriber has complied with the applicable securities regulations of the jurisdiction of residence of the Subscriber; AND.

(vi) if the Subscriber is a resident of the United States, the Subscriber has complied with the applicable state and federal securities regulations, including the 1933 Act.

(kk) <u>BC's Offshore Resale Policy</u>. If the Subscriber is a resident of British Columbia, the Subscriber may have an exemption from registration under the BC Securities Act to resell the Securities if the Subscriber complies with B.C. Securities Commission's BC Instrument 72-502 "Trade In Securities of U.S. Registered Issuers".

According to BC Instrument 72-502, a B.C. resident who acquired securities under a prospectus exemption in a company that is not a reporting issuer under the BC Securities Act may sell those securities without filing a prospectus under the BC Securities Act, if all of the following conditions are met:

(i) The securities of the Company are registered under section 12 of the Exchange Act, or the Company is required to file reports under section 15(d) of that Act.

(ii) The seller's residential address or registered office is in British Columbia.

(iii) A 4-month period has passed since the date the Company issued the securities to the seller.

(iv) If the seller is a control person of the Company, then the seller has held the securities for at least 6 months.

(v) The number of securities the seller proposes to sell, plus the number of securities of the Company of the same class that the seller has sold in the preceding 12-month period, does not exceed 5% of the Company's outstanding securities of the same class.

(vi) The seller sells the securities through a registered investment dealer.

(vii) The registered investment dealer executes the trade through an exchange, or market, outside Canada.

(viii) There has been no unusual effort made to prepare the market or create a demand for the securities.

(ix) The seller has not paid any extraordinary commission or other consideration for the trade.

(x) If the seller is an insider of the Company, the seller reasonably believes that the Company is not in default of the securities legislation (including U.S. federal and state securities legislation) that governs the Company.

(ll) Alberta Offshore Resale Policy. If the Subscriber is a resident of Alberta, the Subscriber may have an exemption from registration under the Alberta Securities Act to resell the Securities if the Subscriber complies with Multilateral Instrument 45-102 "Resale of Securities" as published by the Canadian Securities Administrators.

According to Multilateral Instrument 45-102, an Alberta resident who acquired securities under a prospectus exemption in a company that is not a reporting issuer under the Alberta Securities Act may sell those securities without filing a prospectus under the Alberta Securities Act, if all of the following conditions are met:

(i) the Company was not a reporting issuer in any jurisdiction of Canada at the Closing Date or is not a reporting issuer in any jurisdiction of Canada at the date of the trade;

(ii) at the distribution date, after giving effect to the issue of the security and any other securities of the same class or series that were issued at the same time as or as part of the same distribution as the security, residents of Canada

(A) did not own directly or indirectly more than 10% of the outstanding securities of the class or series, and

(B) did not represent in number more than 10% of the total number of owners directly or indirectly of securities of the class or series; and

(iii) the trade is made

(A) through an exchange, or a market, outside of Canada, or

(B) to a person or company outside of Canada.

(mm) Applicable Hold Periods. The Subscriber has been independently advised as to the applicable hold periods imposed in respect of the Securities by applicable securities legislation and

regulatory policies and confirms that no representations by the Company have been made respecting the hold periods applicable to the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Subscriber may not be able to resell the Securities purchased by it except in accordance with the applicable securities legislation and regulatory policies and that the Securities may be subject to resale restrictions and may bear a legend to this effect.

(nn) Legend on Share Certificates. The Subscriber hereby consents to the placement of a legend on all certificates representing the Securities in substantially the following form:

> *"The transfer of these securities is prohibited except (i) in accordance with the provisions of Regulation S (Rule 901 through Rule 905, and preliminary notes), promulgated under the Securities Act of 1933, as amended; (ii) pursuant to registration under the Securities Act of 1933, as amended; or (iii) pursuant to an available exemption from registration. Hedging transactions involving these securities may not be conducted unless in compliance with the Securities Act of 1933, as amended."*

(oo) Additional Legend Requirements. The Subscriber consents to the placement of any additional legend determined to be required by the Company and its counsel.

(pp) Reliance. The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company in determining the Subscriber's eligibility, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase Securities under relevant securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Securities on the Closing Date, it will be representing and warranting that the foregoing representations and warranties are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber at the Closing Date and that they will survive the purchase by the Subscriber of Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

3.2 Indemnity. The foregoing representations, warranties and covenants are made by the Subscriber with the intent that they be relied upon by the Company in determining the Subscriber's suitability as a purchaser of Securities, and the Subscriber hereby agrees to indemnify the Company against all losses, claims, costs, expenses and damages or liabilities which it may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

4.1 Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) Organization, Good Standing. The Company is a valid and subsisting corporation duly incorporated and in good standing under the laws of the jurisdictions in which it is incorporated.

(b) Due Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement and the authorization, issuance, reservation and delivery of all of the Shares being sold under this Agreement, will have been taken on the Closing Date, and this Agreement, when executed by the Company, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or

others laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

4.2 Survival. The representations and warranties contained in this section will survive the Closing.

5. MISCELLANEOUS

5.1 Limited Authority. The Subscriber hereby authorizes the President of the Company to correct any errors in, or complete any minor information missing from this Agreement and any other document, in connection with the subscription of Securities herein, which have been executed by the Subscriber and delivered to the Company.

5.2 No Assignment. This Agreement, which includes any interest granted or right arising under this Agreement, may not be assigned or transferred.

5.3 Entire Agreement. Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the Parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Company or by anyone else.

5.4 Severability. Should any part of this Agreement be declared or held invalid for any reason, that invalidity shall not affect the validity of the remainder which shall continue in force and effect and be construed as if this Agreement had been executed without the invalid portion and it is hereby declared the intention of the parties hereto that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held invalid.

5.5 Amendment. The Parties may amend this Agreement only in writing.

5.6 Enurement. This Agreement enures to the benefit of and is binding upon the Subscriber's heirs, estate, legal representatives, executors, administrators, successors and assigns and shall enure to the benefit of the Company, its successors and assigns.

5.7 Notice. A Party will give all notices or other written communications to the other Party concerning this Agreement by hand or by registered mail addressed to such other Party's respective address which is noted on the cover page of this Agreement.

5.8 Execution by Counterparts. This Agreement may be executed in counterparts, each of which when delivered will be deemed to be an original and all of which together will constitute one and the same document and the Company will be entitled to rely on delivery by facsimile machine of an executed copy of this subscription, and acceptance by the Company of such facsimile copy will be equally effective to create a valid and binding agreement between the Subscriber and the Company as if the Company had accepted the subscription originally executed by the Subscriber.

END OF SUBSCRIPTION AGREEMENT